EXHIBIT 32.1


              SECTION 1350 CERTIFICATION OF CHIEF EXECUTIVE OFFICER


In connection with the Quarterly Report of P.A.M. Transportation Services, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2005, (the "Report") filed with the Securities and Exchange Commission, I, Robert W. Weaver, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 7, 2005

                                   By:  /s/ Robert W. Weaver
                                   -----------------------------------------
                                   Robert W. Weaver
                                   President and Chief Executive Officer
                                  (chief executive officer)

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